UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD.

On June 7-8, 2011, representatives of Apartment Investment and Management Company (“Aimco”), including Terry Considine, Chairman of the Board and Chief Executive Officer, Ernie Freedman, Executive Vice President and Chief Financial Officer, John Bezzant, Executive Vice President, Transactions, Miles Cortez, Executive Vice President and Chief Administrative Officer, and Patti Fielding, Executive Vice President and Treasurer will meet with investors and analysts at NAREIT’s REITWeek 2011 being held in New York, New York.  During those meetings, Aimco representatives will distribute the attached presentation.  The presentation is furnished herewith as Exhibit 99.1

ITEM 9.01.   Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit Number Description

99.1	Apartment Investment and Management Company Presentation – NAREIT REITWeek 2011, June 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 7, 2011

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial
Officer